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                          SUPPLEMENT TO THE PROSPECTUS

                       CREDIT SUISSE LARGE CAP VALUE FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE PROSPECTUS.

The fund is permitted to lend portfolio securities to financial institutions. The aggregate value of securities loaned by the fund may not exceed 25% of the value of its total assets. All loans must be fully collaterized by cash, U.S. government securities or bank letters of credit. For a discussion of credit, liquidity and market risks associated with securities lending, see Pages 43 and 44 of the prospectus.

Dated: March 7, 2002                                        CSDVI-16-0302
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              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE LARGE CAP VALUE FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION.

The Large Cap Value Fund may seek to receive or increase income by lending its portfolio securities. The aggregate value of securities loaned by the Fund may not exceed 25% of the value of its total assets. The Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. The Fund will not lend portfolio securities to CSAM, any sub-investment adviser or their affiliates unless it has received specific authority to do so from the SEC. The Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers in certain money market funds advised by CSAM. If the Order is granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates.

Dated: March 7, 2002